Credit Suisse First Boston
ABSC 2005-HE8
1,771 records
FNMA

Selection Criteria: FNMA
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Types
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	6	$138,130.00	0.05%	626	100.00%	10.197%	100.00%
25,001 - 50,000	110	4,398,693.80	1.58	633	92.77	9.851	91.93
50,001 - 75,000	189	11,764,673.00	4.22	603	82.23	8.442	86.89
75,001 - 100,000	253	22,376,604.50	8.03	611	80.24	7.464	90.18
100,001 - 125,000	201	22,668,704.00	8.13	603	78.60	7.318	91.95
125,001 - 150,000	213	29,331,462.50	10.52	614	80.76	7.351	91.95
150,001 - 175,000	176	28,571,639.00	10.25	608	78.91	7.209	90.86
175,001 - 200,000	157	29,493,398.00	10.58	610	79.44	7.263	85.44
200,001 - 250,000	169	37,829,485.00	13.57	619	79.24	7.126	84.56
250,001 - 300,000	153	42,246,001.00	15.16	612	80.10	6.963	86.25
300,001 - 400,000	128	42,432,244.00	15.22	629	82.13	6.948	89.48
400,001 - 500,000	13	5,846,000.00	2.10	672	82.61	7.295	68.36
500,001 - 600,000	2	1,025,350.00	0.37	612	81.24	6.600	51.05
600,001 - 700,000	1	620,500.00	0.22	651	85.00	6.700	100.00
Total:	1,771	$278,742,884.80	100.00%	616	80.43%	7.264%	87.93%

Mimimum Original Balance: 20,000.00
Maximum Original Balance: 620,500.00
Average Original Balance: 157,392.93

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	6	$138,052.52	0.05%	626	100.00%	10.197%	100.00%
25,001 - 50,000	111	4,433,795.97	1.59	632	92.51	9.846	92.02
50,001 - 75,000	189	11,780,398.44	4.23	603	82.02	8.428	86.92
75,001 - 100,000	252	22,285,489.18	8.00	611	80.37	7.467	90.15
100,001 - 125,000	202	22,780,613.00	8.18	603	78.58	7.318	92.00
125,001 - 150,000	212	29,189,916.49	10.48	614	80.78	7.351	91.91
150,001 - 175,000	177	28,730,192.20	10.31	608	78.92	7.204	90.91
175,001 - 200,000	156	29,307,013.88	10.52	610	79.44	7.268	85.35
200,001 - 250,000	169	37,810,298.75	13.57	619	79.24	7.126	84.56
250,001 - 300,000	153	42,227,073.62	15.16	612	80.10	6.963	86.25
300,001 - 400,000	128	42,419,516.30	15.23	629	82.13	6.948	89.48
400,001 - 500,000	13	5,843,963.70	2.10	672	82.61	7.295	68.36
500,001 - 600,000	2	1,024,005.83	0.37	612	81.24	6.600	51.05
600,001 - 700,000	1	620,500.00	0.22	651	85.00	6.700	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

Mimimum Remaining Balance: 19,993.31
Maximum Remaining Balance: 620,500.00
Average Remaining Balance: 157,307.08

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 500	5	$697,124.57	0.25%	500	79.26%	8.693%	100.00%
501 - 525	130	18,225,855.17	6.54	513	75.31	8.213	98.33
526 - 550	164	26,635,775.03	9.56	537	76.00	7.821	96.75
551 - 575	175	27,729,013.12	9.95	563	78.55	7.664	95.69
576 - 600	285	41,424,208.11	14.87	588	79.71	7.268	94.86
601 - 625	298	47,119,379.23	16.91	613	80.46	7.048	91.41
626 - 650	268	41,940,857.57	15.05	638	82.43	7.092	85.72
651 - 675	188	31,019,660.91	11.13	661	83.39	6.939	81.28
676 - 700	107	16,920,020.89	6.07	687	82.39	6.725	77.91
701 - 725	70	12,037,796.13	4.32	713	84.50	6.997	69.16
726 - 750	32	6,464,304.46	2.32	736	83.56	7.047	51.04
751 - 775	38	6,584,361.10	2.36	763	81.74	6.694	73.47
776 - 800	9	1,500,612.38	0.54	784	89.73	7.836	46.78
801 - 825	2	291,861.21	0.10	808	46.21	6.337	54.37
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

Minimum FICO: 500
Maximum FICO: 813
WA FICO: 616

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 120	2	$143,575.87	0.05%	702	70.91%	6.425%	100.00%
121 - 180	32	3,047,029.71	1.09	645	74.68	7.076	92.58
181 - 240	24	2,904,892.20	1.04	638	74.99	6.965	100.00
241 - 300	4	330,138.88	0.12	658	80.46	6.718	100.00
301 - 360	1,709	272,165,193.22	97.69	615	80.55	7.271	87.73
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 357

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	34	$3,190,605.58	1.15%	647	74.51%	7.046%	92.92%
181 - 348	28	3,235,031.08	1.16	640	75.54	6.940	100.00
349 - 360	1,709	272,165,193.22	97.69	615	80.55	7.271	87.73
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

Minimum Remaining Term: 118
Maximum Remaining Term: 360
WA Remaining Term: 355

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	1,385	$209,404,060.42	75.17%	611	80.04%	7.227%	92.59%
PUD - Detached	150	24,924,790.08	8.95	618	82.21	7.548	74.14
2-4 Unit	96	22,861,862.97	8.21	647	80.27	7.369	59.76
Condo	91	14,316,954.46	5.14	629	82.52	7.092	90.45
PUD - Attached	49	7,083,161.95	2.54	605	81.86	7.374	84.39
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	1,575	$244,957,580.05	87.93%	609	79.81%	7.172%	100.00%
Investment Property	142	25,508,001.75	9.16	663	85.27	8.007	0.00
Second Home	54	8,125,248.08	2.92	663	83.63	7.724	0.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Refinance - Cashout	1,062	$184,422,099.67	66.20%	605	78.63%	7.219%	94.06%
Purchase	495	60,446,090.86	21.70	649	85.23	7.546	63.91
Refinance - Rate/Term	214	33,722,639.35	12.10	615	81.65	7.008	97.46
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	56	$7,138,005.01	2.56%	616	41.35%	6.811%	96.92%
50.01 - 60.00	59	11,602,047.14	4.16	590	55.99	6.987	95.01
60.01 - 70.00	152	26,516,270.49	9.52	598	66.75	6.959	95.10
70.01 - 80.00	682	105,834,180.92	37.99	612	78.18	7.073	89.59
80.01 - 90.00	558	97,386,293.50	34.96	617	87.51	7.386	82.56
90.01 - 100.00	264	30,114,032.82	10.81	647	96.13	8.028	88.25
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

Minimum Loan-to-Value Ratio: 17.85
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 80.42

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10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	11	$1,041,137.25	0.37%	588	84.63%	8.529%	91.29%
Arizona	86	14,107,353.32	5.06	626	82.14	7.414	78.70
Arkansas	15	1,649,467.99	0.59	657	85.73	7.135	100.00
California	282	66,296,477.25	23.80	623	76.75	6.729	91.69
Colorado	42	5,884,839.13	2.11	627	85.16	7.031	98.12
Connecticut	29	4,530,680.53	1.63	569	76.58	7.476	100.00
Delaware	4	639,465.00	0.23	608	87.32	7.935	69.71
Florida	219	33,570,449.11	12.05	609	81.00	7.415	83.53
Georgia	44	5,758,527.30	2.07	614	82.41	7.728	87.64
Hawaii	16	5,042,014.85	1.81	636	77.76	6.896	93.02
Idaho	12	1,265,029.25	0.45	634	79.02	6.860	81.41
Illinois	65	8,338,314.74	2.99	606	83.13	7.595	88.31
Indiana	30	3,239,619.52	1.16	608	83.97	7.500	89.39
Iowa	11	1,254,282.35	0.45	615	86.70	7.913	89.38
Kansas	9	753,133.18	0.27	593	90.63	8.817	90.10
Kentucky	10	1,202,410.54	0.43	613	88.26	7.540	77.25
Louisiana	1	99,752.00	0.04	590	80.00	5.925	100.00
Maine	8	853,675.21	0.31	651	82.53	7.212	80.32
Maryland	35	6,735,063.59	2.42	584	75.55	7.383	95.55
Massachusetts	66	14,210,782.93	5.10	630	80.58	7.160	83.92
Michigan	53	5,891,946.58	2.11	612	85.27	7.663	88.45
Minnesota	29	3,818,047.14	1.37	592	81.24	7.846	96.25
Mississippi	4	424,875.92	0.15	624	92.76	7.626	100.00
Missouri	29	3,417,165.64	1.23	593	83.70	7.694	94.02
Montana	3	381,000.00	0.14	591	66.69	8.437	77.69
Nebraska	7	640,603.61	0.23	610	78.70	7.490	100.00
Nevada	37	7,163,660.03	2.57	621	81.81	7.412	65.60
New Hampshire	6	1,157,243.74	0.42	602	85.40	7.360	83.59
New Jersey	57	10,760,918.78	3.86	621	80.91	7.474	75.58
New Mexico	17	1,971,070.93	0.71	610	82.51	7.229	100.00
New York	60	11,208,487.67	4.02	630	78.01	7.129	82.29
North Carolina	12	1,372,985.17	0.49	590	78.62	7.670	95.42
Ohio	59	6,196,381.64	2.22	593	85.98	7.792	84.28
Oklahoma	9	993,027.15	0.36	611	85.95	7.680	71.76
Oregon	31	3,759,686.10	1.35	635	83.43	7.104	94.74
Pennsylvania	47	5,834,815.07	2.09	598	83.25	7.521	94.27
Rhode Island	5	981,414.44	0.35	631	85.17	7.923	35.34
South Carolina	19	1,748,660.26	0.63	611	80.21	7.522	91.69
South Dakota	4	362,673.04	0.13	633	86.32	7.995	77.88
Tennessee	38	3,902,868.57	1.40	608	84.97	7.593	94.18
Texas	126	12,258,875.27	4.40	601	80.18	7.663	94.32
Utah	21	2,445,396.86	0.88	643	85.75	7.153	81.10
Washington	46	7,624,496.76	2.74	627	83.65	6.924	97.25
Virginia	21	3,885,159.23	1.39	592	77.23	7.737	94.87
West Virginia	1	84,962.32	0.03	584	85.00	9.990	100.00
Wisconsin	27	2,600,523.22	0.93	629	82.11	7.829	82.45
Wyoming	1	111,086.63	0.04	675	80.00	5.875	100.00
Washington DC	7	1,120,323.07	0.40	578	71.24	7.372	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

Total Number Of Stated Represented:: 48

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11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	1,185	$173,924,271.98	62.43%	604	80.58%	7.055%	94.77%
Stated Documentation	559	99,226,210.69	35.62	636	80.14	7.647	76.01
Limited Documentation	27	5,440,347.21	1.95	610	80.77	6.966	86.53
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

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12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 5.000	1	$236,000.00	0.08%	657	80.00%	5.000%	100.00%
5.001 - 5.500	25	5,151,553.78	1.85	641	76.85	5.322	97.97
5.501 - 6.000	148	29,416,391.56	10.56	657	74.68	5.899	96.71
6.001 - 6.500	228	43,308,089.11	15.55	634	77.11	6.304	98.17
6.501 - 7.000	335	57,590,443.17	20.67	621	80.67	6.796	93.15
7.001 - 7.500	247	41,925,993.24	15.05	612	79.94	7.301	86.99
7.501 - 8.000	251	38,546,218.51	13.84	598	83.20	7.765	81.17
8.001 - 8.500	184	26,646,282.95	9.56	593	83.22	8.272	78.15
8.501 - 9.000	140	18,828,659.50	6.76	593	84.12	8.756	68.84
9.001 - 9.500	61	6,808,668.52	2.44	577	83.35	9.220	71.94
9.501 - 10.000	67	5,470,631.20	1.96	582	84.04	9.746	81.41
10.001 - 10.500	32	1,945,297.38	0.70	588	86.47	10.271	94.43
10.501 - 11.000	23	1,489,868.51	0.53	578	88.26	10.830	76.66
11.001 - 11.500	15	592,089.62	0.21	616	100.00	11.330	100.00
11.501 - 12.000	8	416,903.08	0.15	625	97.23	11.734	100.00
12.001 - 12.500	4	153,779.58	0.06	601	100.00	12.246	76.60
12.501 - 13.000	1	40,580.68	0.01	581	99.00	12.850	100.00
13.001 - 13.500	1	23,379.49	0.01	592	100.00	13.050	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

Minimum Rate: 5.000
Maximum Rate: 13.050
WA Rate: 7.264

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13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	563	$66,676,575.58	23.93%	631	78.64%	7.191%	97.41%
11.501 - 12.000	2	375,361.12	0.13	642	83.71	5.371	100.00
12.001 - 12.500	26	5,233,303.86	1.88	642	77.06	5.340	98.00
12.501 - 13.000	88	19,189,379.12	6.89	653	77.65	5.858	96.00
13.001 - 13.500	132	26,452,388.90	9.50	625	79.05	6.301	97.00
13.501 - 14.000	237	43,339,682.13	15.56	617	81.25	6.813	91.17
14.001 - 14.500	193	35,360,978.98	12.69	612	79.64	7.313	84.10
14.501 - 15.000	201	32,925,381.80	11.82	595	83.37	7.767	79.08
15.001 - 15.500	144	22,964,665.48	8.24	593	83.00	8.270	77.52
15.501 - 16.000	111	16,395,092.29	5.89	594	83.85	8.751	64.71
16.001 - 16.500	43	5,618,861.24	2.02	575	82.72	9.210	68.80
16.501 - 17.000	21	2,838,409.65	1.02	556	78.44	9.707	69.88
17.001 - 17.500	5	512,557.25	0.18	535	79.80	10.294	100.00
17.501 - 18.000	5	708,192.48	0.25	532	77.00	10.836	50.90
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

Minimum Maximum Rate: 12.000
Maximum Maximum Rate: 17.950
WA Maximum Rate: 14.284

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14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	563	$66,676,575.58	23.93%	631	78.64%	7.191%	97.41%
2.001 - 2.500	1	104,000.00	0.04	646	80.00	7.375	100.00
3.501 - 4.000	17	2,523,144.80	0.91	647	82.86	7.334	73.60
4.501 - 5.000	81	13,307,070.25	4.78	609	79.82	7.351	82.13
5.001 - 5.500	5	1,250,721.66	0.45	617	81.56	7.022	79.92
5.501 - 6.000	831	149,053,529.48	53.50	617	81.92	7.093	84.93
6.001 - 6.500	196	34,563,715.04	12.41	601	80.12	7.881	83.29
6.501 - 7.000	51	7,672,100.27	2.75	554	73.67	8.000	96.50
7.001 - 7.500	23	2,925,972.80	1.05	544	67.05	8.216	96.64
7.501 - 8.000	3	514,000.00	0.18	588	77.38	6.619	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

Minimum Gross Margin: 2.500
Maximum Gross Margin: 8.000
WA Gross Margin: 5.822

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15. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	563	$66,676,575.58	23.93%	631	78.64%	7.191%	97.41%
2007-05	1	160,862.76	0.06	546	75.00	7.150	100.00
2007-06	17	3,625,675.09	1.30	599	79.60	7.723	61.92
2007-07	59	11,161,634.65	4.01	616	81.04	7.400	72.87
2007-08	504	88,659,315.59	31.82	612	82.00	7.397	80.75
2007-09	470	84,844,152.08	30.45	606	80.16	7.231	88.48
2008-06	3	712,626.31	0.26	630	84.06	6.986	100.00
2008-07	3	422,307.56	0.15	628	84.39	7.412	100.00
2008-08	78	11,353,961.97	4.08	632	82.09	6.923	97.18
2008-09	58	8,462,735.89	3.04	619	80.79	6.991	98.27
2010-06	1	196,223.79	0.07	613	74.25	6.600	0.00
2010-08	7	1,015,313.60	0.36	606	67.07	7.768	100.00
2010-09	7	1,299,445.01	0.47	614	71.17	6.291	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	543	$80,334,131.82	28.84%	620	81.29%	7.719%	80.96%
7 - 12	50	8,176,368.60	2.93	625	75.90	7.121	84.40
13 - 24	779	132,096,927.56	47.42	606	81.35	7.207	88.02
25 - 36	399	57,983,401.90	20.81	631	77.76	6.784	97.85
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

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17. Loan Types

Loan Types	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	811	$134,521,351.19	48.29%	598	80.06%	7.514%	79.66%
2/28 ARM - 2 Yr IO	206	47,239,372.64	16.96	638	83.92	6.896	92.30
2/28 ARM - 5 Yr IO	34	6,690,916.34	2.40	627	81.07	6.662	96.44
3/27 ARM	88	9,958,859.25	3.57	609	82.63	7.433	95.31
3/27 ARM - 3 Yr IO	29	5,917,874.34	2.12	638	78.75	6.455	100.00
3/27 ARM - 5 Yr IO	25	5,074,898.14	1.82	648	83.24	6.631	100.00
5/25 ARM	15	2,510,982.40	0.90	611	69.75	6.912	92.19
Fixed - 10 Year	2	143,575.87	0.05	702	70.91	6.425	100.00
Fixed - 15 Year	32	3,047,029.71	1.09	645	74.68	7.076	92.58
Fixed - 20 Year	24	2,904,892.20	1.04	638	74.99	6.965	100.00
Fixed - 25 Year	4	330,138.88	0.12	658	80.46	6.718	100.00
Fixed - 30 Year	501	60,250,938.92	21.63	629	79.02	7.212	97.51
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

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18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	1,345	$209,807,151.17	75.31%	631	81.71%	7.110%	86.54%
A-	107	15,561,763.86	5.59	570	75.26	7.698	94.93
A+	178	31,215,123.63	11.20	584	79.72	7.400	88.28
B	89	13,786,894.48	4.95	549	75.52	8.146	96.26
C	52	8,219,896.74	2.95	554	68.40	8.380	94.87
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

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19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	1,642	$273,142,063.80	98.04%	615	80.06%	7.204%	87.84%
Second Lien	129	5,448,766.08	1.96	642	98.97	10.273	92.52
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

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20. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.01 - 10.00	2	$295,346.97	0.11%	605	78.66%	8.327%	75.62%
10.01 - 15.00	14	1,947,220.45	0.70	648	78.29	7.756	56.13
15.01 - 20.00	40	6,029,016.51	2.16	618	78.74	7.271	75.52
20.01 - 25.00	80	11,089,832.75	3.98	615	75.95	7.279	90.28
25.01 - 30.00	149	20,829,001.64	7.48	612	80.22	7.265	92.80
30.01 - 35.00	185	26,205,249.50	9.41	615	78.94	7.335	85.48
35.01 - 40.00	301	49,417,659.11	17.74	621	81.24	7.203	89.31
40.01 - 45.00	394	62,356,519.24	22.38	624	80.77	7.221	88.21
45.01 - 50.00	500	82,010,678.07	29.44	613	82.78	7.335	87.36
50.01 - 55.00	102	17,812,003.04	6.39	587	72.03	7.082	89.60
55.01 - 60.00	4	598,302.60	0.21	594	84.37	6.953	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

low Dti: 5.12
high dti: 58.54
wa dti: 40.30

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